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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


               Date of Report ( Date of earliest event reported )

                              July 28,1998

                   USA GROUP SECONDARY MARKET SERVICES, INC.
             (Exact name of registrant as specified in its charter)



            Delaware                   333-23243                35-1872185
   ---------------------------   ----------------------        ------------
   State or other jurisdiction   Commission File Number        IRS Employer
         of incorporation                                  Identification Number


             30 South Meridian Street, Indianapolis, Indiana 46204-3503
            -----------------------------------------------------------
                     Address of principal executive offices



   Registrant's telephone number, including area code  (317) 951-5526
                                                       --------------


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Item 1.   Not Applicable

Item 2.   Not Applicable

Item 3.   Not Applicable

Item 4.   Not Applicable

Item 5. The Registrant, through the Trustee for SMS Student Loan Trust 1998-A hereby files its quarterly report of distributions for the period from May 1, 1998 to June 30, 1998, which distribution was made on July 28, 1998.

Item 6.   Not Applicable

Item 7.   Not Applicable

Item 8.   Not Applicable








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                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                    USA GROUP SECONDARY MARKET SERVICES, INC.
                                  (Registrant)

                   By: The First National Bank of Chicago not
                     in its individual capacity by solely as
                           Eligible Lender Trustee of
                          SMS Student Loan Trust 1998-A


                        By:/s/ Steve Husbands
                           --------------------------
                                 Steve Husbands
                            Assistant Vice President


                             Date: September 3, 1998

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Exhibit No.
-----------


EX - 13.0 Quarterly Servicing Report.